UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2021

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street

Suite 250

Houston, Texas 77058

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of Vertex Energy, Inc. (“we”, “us” or the “Company”) was held on September 28, 2021 (the “Special Meeting”). At the Special Meeting, the proposed sale to Safety-Kleen Systems, Inc. (“Safety-Kleen”), pursuant to the Asset Purchase Agreement, dated as of June 29, 2021, by and between Vertex Energy, Inc., Vertex Energy Operating, LLC, Vertex Refining LA, LLC, Vertex Refining OH, LLC, Cedar Marine Terminals, L.P., and H & H Oil, L.P. (collectively, the “Seller Parties”) and Safety-Kleen (as it may be amended from time to time and including all exhibits and schedules thereto, the “Sale Agreement”), of a significant portion of the assets of the Seller Parties, on the terms, and subject to the conditions set forth in the Sale Agreement (the “Sale”), and the terms of the Sale Agreement, each as described in further detail in the Proxy Statement (defined below)(the “Transaction Proposal”), as well as certain proposals associated therewith (each as discussed in greater detail below), were submitted to a vote of the stockholders through the solicitation of proxies.

The proposals below are described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 8, 2021 (the “Proxy Statement”), with the results of such voting on such proposals as set forth below. Capitalized terms have the meanings given to such terms in the Proxy Statement and this Form 8-K should be read in connection with the Proxy Statement. At the Special Meeting, an aggregate of 35,040,086 shares of voting stock, or 56.8% of our 61,295,456 total outstanding voting shares (including shares of our common stock and Series A Convertible Preferred Stock, which vote together as a single class) as of September 2, 2021, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum.

Proposal 1	For	Against	Abstain	Broker Non-Votes
To approve the Transaction Proposal	35,021,136	12,752	6,198	-0-

Proposal 2	For	Against	Abstain	Broker Non-Votes
To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of Vertex Energy, Inc.’s named executive officers prior to, or after, the consummation of the transactions contemplated by the Asset Purchase Agreement (the “Transaction-Related Compensation Proposal”).	34,824,099	201,819	14,168	-0-

Proposal 3	For	Against	Abstain	Broker Non-Votes
To approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Sale (the “Adjournment Proposal”).	35,005,541	19,352	15,193	-0-

Approval of the Transaction Proposal required the affirmative vote of the holders of a majority of voting shares present (or represented by proxy) at the Special Meeting. The Transaction Proposal was approved by the requisite vote of the Company’s stockholders. At the Special Meeting, the Transaction-Related Compensation Proposal was also approved. Sufficient votes were also received to approve the Adjournment Proposal, but such an adjournment was not necessary in light of the approval of the Transaction Proposal.

Item 7.01 Regulation FD Disclosure.

On September 29, 2021, the Company issued a press release disclosing the results of the stockholder vote discussed above under Item 5.07. A copy of the press release is furnished herewith as Exhibit 99.1.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov and in the “Investor Relations,” “SEC Filings” page of our website at www.vertexenergy.com. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release dated September 29, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: September 29, 2021	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer